Captital Cash Management Trust

                  Supplement to the Original Shares prospectus
                             dated October 31, 2000


         The second paragraph under the caption "Opening an Account" under "Purchases" is revised as follows:

         Original Shares are offered solely to (1) institutions, for their own account or acting for investors in a fiduciary, agency, investment advisory or custodial capacity; (2) persons entitled to exchange into such shares under the Funds' exchange privilege; (3) shareholders of record on November 1, 1999, the date on which the Funds first offered two classes of shares; (4) Trustees and officers of funds in the Aquilasm Group of Funds; (5) officers and employees of the Adviser, Administrator and Distributor and (6) members of entities, including membership organizations and associations of common interest, which render assistance in servicing of shareholder accounts or in consulting or otherwise cooperating as to their members or others in their area of interest and which have entered into agreements with the Distributor under a Fund's Distribution Plan.

                         The date of this supplement is
                               September 21, 2001